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                                                                EXHIBIT 99.1(b)7

Consolidated Statement of Income (Unaudited)
NDCHealth (Normalized)
(in thousands)
--------------------------------------------------------------------------------

                                                 FY00                                FY01                                 FY02
                                              ----------     -------------------------------------------------------     -------
                                              Total Year      Qtr 1      Qtr 2      Qtr 3       Qtr 4         YTD         Qtr 1
                                              ----------     -------    -------    --------    -------    ----------     -------
Revenue - Information Management               $131,229      $31,298    $33,917     $35,342    $37,534      $138,091     $34,513

Revenue - Network Services and Systems          158,051       48,947     49,516      52,890     54,509       205,862      53,843
                                               --------      -------    -------     -------    -------      --------     -------

Revenue - NDCHealth                             289,280       80,245     83,433      88,232     92,043       343,953      88,356
                                               --------      -------    -------     -------    -------      --------     -------
Operating expenses:
   Cost of service                              141,298       38,462     41,521      45,718     45,693       171,394      41,835
   Sales, general and administrative             63,411       19,926     18,303      18,653     20,468        77,350      20,986
   Depreciation and amortization                 29,195        7,989      8,638       8,686      9,163        34,476       6,581
                                               --------      -------    -------     -------    -------      --------     -------
                                                233,904       66,377     68,462      73,057     75,324       283,220      69,402

Operating income - NDCHealth                     55,376       13,868     14,971      15,175     16,719        60,733      18,954

EBITDA                                           84,571       21,857     23,609      23,861     25,882        95,209      25,535

Other income/(expense)                           (6,580)      (1,942)    (1,781)     (1,112)    (1,311)       (6,146)     (1,643)
                                               --------      -------    -------     -------    -------      --------     -------

IBIT - Information Management                    21,978        3,456      4,646       5,072      4,931        18,105       4,118

IBIT - Network Services and Systems              26,818        8,470      8,544       8,991     10,477        36,482      13,193
                                                    -            -          -           -          -             -           -
                                               --------      -------    -------     -------    -------      --------     -------
Income before income taxes - NDCHealth           48,796       11,926     13,190      14,063     15,408        54,587      17,311
                                               --------      -------    -------     -------    -------      --------     -------

Income Taxes                                     18,786        4,592      5,078       5,414      5,932        21,016       6,232
                                               --------      -------    -------     -------    -------      --------     -------

Net Income (Normalized)                        $ 30,010      $ 7,334    $ 8,112     $ 8,649    $ 9,476      $ 33,571     $11,079
                                               ========      =======    =======     =======    =======      ========     =======

Basic Shares                                     33,232       32,778     32,889      32,992     33,970        33,009      33,937
                                               ========      =======    =======     =======    =======      ========     =======

Basic earnings per share                       $   0.90      $  0.22    $  0.25     $  0.26    $  0.28      $   1.02     $  0.33
                                               ========      =======    =======     =======    =======      ========     =======

Diluted Shares                                   34,448       33,441     34,057      34,348     35,368        34,153      39,670
                                               ========      =======    =======     =======    =======      ========     =======

Diluted earnings per share                     $   0.87      $  0.22    $  0.24     $  0.25    $  0.27      $   0.98     $  0.31
                                               ========      =======    =======     =======    =======      ========     =======
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